

Oncocyte Investor Presentation

NASDAQ: OCX

Josh Riggs
CEO

Q2 2023

ONCOCYTE™
Where Tomorrow LIVES

Forward Looking Statement

Any statements that are not historical fact (including, but not limited to statements that contain words such as “will,” “believes,” “plans,” “anticipates,” “expects,” “estimates,” “may,” and similar expressions) are forward-looking statements. These statements include, among others, those pertaining to the Company's development and commercial model (including expected margin and cost, reimbursement, strategic partnerships, global scalability, capital efficiency, accelerated adoption and clinical development), anticipated timing of product development and launch and upcoming milestones, along with other statements about the future expectations, beliefs, goals, plans, or prospects expressed by management. Forward-looking statements involve risks and uncertainties, including, without limitation, the potential impact of COVID-19 on Oncocyte or its subsidiaries’ financial and operational results, risks inherent in the development and/or commercialization of diagnostic tests or products, uncertainty in the results of clinical trials or regulatory approvals, the capacity of Oncocyte’s third-party supplied blood sample analytic system to provide consistent and precise analytic results on a commercial scale, potential interruptions to supply chains, the need and ability to obtain future capital, maintenance of intellectual property rights in all applicable jurisdictions, obligations to third parties with respect to licensed or acquired technology and products, the need to obtain third party reimbursement for patients’ use of any diagnostic tests Oncocyte or its subsidiaries commercialize in applicable jurisdictions, and risks inherent in strategic transactions such as the potential failure to realize anticipated benefits, legal, regulatory or political changes in the applicable jurisdictions, accounting and quality controls, potential greater than estimated allocations of resources to develop and commercialize technologies, or potential failure to maintain any laboratory accreditation or certification. Actual results may differ materially from the results anticipated in these forward-looking statements and accordingly such statements should be evaluated together with the many uncertainties that affect the business of Oncocyte, particularly those mentioned in the “Risk Factors” and other cautionary statements found in Oncocyte’s Securities and Exchange Commission (SEC) filings, which are available from the SEC’s website. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they were made. Oncocyte undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made, except as required by law.

Oncocyte Investor Summary

3 novel precision diagnostic tests for oncology and transplant, representing a

$10B+

market opportunity

- Differentiated, capital-light commercial model focused on profitability, not just revenue
- Competitive proprietary, patented technologies and published clinical data
- Potential disruption of mature diagnostic markets with strong existing reimbursement, limiting commercial risk
- **First product launch targeted for 2H 2023**
- Multiple additional value creating milestones expected over next four quarters



Differentiated Strategy Focused on Profitability

ONCOCYTE™

Where Tomorrow LIVES

Oncocyte Diagnostic Product Market Opportunity

Three novel diagnostic tests addressing large reimbursed markets

Transplant

VitaGraft™

Is the transplanted organ damaged?

$500M est. revenue currently generated by competitors

$2B* est. US market

$4B* est. worldwide

Well established path to reimbursement under blanket LCD

Oncology

DETERMA IO™

Will patient benefit from immunotherapy?

$1.5B est. revenue generated currently by competing tests

$2B est.** incremental US market

$4B est.** incremental worldwide market

Submitted for reimbursement in 4Q22

DETERMA CNI™

Is the immunotherapy drug working?

$200M est. revenue generated currently by competing tests

$4B est.** US market

$8B est.** worldwide

Well established path to reimbursement under blanket LCD

- Competitor Estimate

** Immunotherapy Drugs Market Size & Industry Growth | 2023 to 2028 (marketdataforecast.com)

Differentiated, Capital-light Commercial Model

Development and commercial model optimized for speed to market, product margin, and capital efficiency

Development

Service Lab

- Clinical development
- Publications
- Early access programs
- Reimbursement
- Patent applications
- Small scale of activities limits lab operating costs and COGS

Commercial

Kitted Product

- Strategic partner distributes product
- Product carries 70-100% gross margin
- Globally scalable through partner
- Costs limited to product development
- Tests run on market-leading diagnostic platforms

Diagnostic Development and Commercialization

Kitted products are packaged and distributable globally

Traditional Model

Selling a central lab service to physicians

Large Sales Force

12,000+ US call points, Low-volume



- No scale economies
- Geographically locked

Capital intensive, loss-making



$

Oncocyte Approach

Selling a high-margin kitted product to existing labs

Small Sales Force

<1,000 US call points, Higher-volume



- Kitted product
- Partnering commercial model
- Globally scalable

Capital light, Focus on margin and profitability



$

Transplant Central Lab Service Example

Transplant centers have volume and capability just missing the technology

Highly Concentrated Market

<100 transplant centers in US market generate approx. 80% of the volume

High Capability Labs

Most transplant centers are in academic settings with sophisticated central labs



Sending over 100,000 tests/yr. to two labs in California **because they don't have a way to run testing in house**

Oncocyte Going Forward

$20 – 30M

Anticipated breakeven at modest revenue

- Our service lab infrastructure remains lean, supporting reimbursement and clinical development
- Partners share costs of commercializing our distributable kitted product
- High-margin, low-complexity business model based on product revenue
- Significantly greater scalability should lead to substantially higher operating margins



Product Spotlight

ONCOCYTE™
Where Tomorrow LIVES

VitaGraft™

For cause testing example

PROBLEM:
Current Standard of Care performs biopsies on patients that may not need one leading to increased overall healthcare costs and increased risk of complications

Elevated Liver/Kidney Function Tests

↓

Biopsy

Problems with biopsy

- Expensive compared to blood test
- Increases risk of complications including hospitalization
- Invasive procedure

SOLUTION:
All patients newly transplanted and being monitored for rejection are eligible for VitaGraft testing

Estimated to be $2B[1] US market, with current competitors making up ~$500M[2] of the market

Elevated Liver/Kidney Function Tests

↓

VitaGraft

↙ ↘

Biopsy No Biopsy

1. Competitor estimate
2. Internal management estimate

VitaGraft™

Detect organ damage (*e.g. rejection*) to avoid unnecessary biopsies

Problem

Biopsies to check organ health post-transplantation are **invasive, risky, and slow**

Solution

VitaGraft is a blood test that is comparable to biopsy at identifying graft damage

Turn around time is **best in class**

Initially targeting kidney and liver transplant markets

TAM

$500M est. revenue currently generated by competitors

$2B* est. in the US

$4B* est. worldwide

Commercial Status

Early access program active at Nashville Lab

Test has been submitted for reimbursement

Planned launch of kitted product in Q4 2023

1. Beck J, Bierau S, Balzer S, et al. (2013). Digital droplet PCR for rapid quantification of donor DNA in the circulation of transplant recipients as a potential universal biomarker of graft injury. Clin Chem 59(12):1732
2. Patents: US11,155,872; EP3004388; US10,570,443; EP3201361

* Competitor estimate

Transplant - High Demand, Fast Growing Space

- Central service lab competitors currently generating $500M in annual revenue from kidney & heart transplant tests
- **Highly litigious market limits new market entrants**
- Labs without an IP position are limited, generating demand to license and distribute VitaGraft
- VitaGraft adoption may be accelerated by the following factors:
  - Ease-of-use and turn-around-time advantages over current tests
  - Service lab distribution partners may already have larger sales forces than transplant incumbents
  - VitaGraft runs on market leading platforms

VitaGraft

Planned VitaGraft launching in 2H 2023, expected to drive revenue growth starting in 2024.

VitaGraft™
Clinical Data spotlight

Copies per mL is a more stable measurement over time, a natural advantage VitaGraft has over competing technology. Fractional measurement can create false positives the further a patient is from transplantation.



Total cfDNA(cp/mL)
dd-cfDNA(%)
dd-cfDNA(cp/mL)
WBC count [10^3/µL]
Tacrolimus [µg/L]
Slope of correlation vs. log(month) as independent variable
Percentile of dependent variable

Over time total cfDNA decreases

As cfDNA decreases, % measurement can lead to false positives

Absolute measurement of dd-cfDNA reduces the likelihood of false positives

VitaGraft technology has the potential to improve on the market leading approach of transplant management

From: *Schuetz E. et al. (2020) Time-Dependent Apparent Increase in dd-cfDNA Percentage in Clinically Stable Patients Between One and Five Years Following Kidney Transplantation Clin Chem 66:1290-9.*

DETERMA IO™ + DETERMA CNI™

Late-stage cancer therapy is a $100B decision that is only getting more complicated

IO

- Combines three elements of the tumor micro-environment into one easy to interpret score
- Competitors currently generating over $1B in annual revenue from therapy selection
- **Over 13k publications on tumor micro-environment in 2022**
- Built on well distributed PCR platform
- Kitted product expands market access opportunity to pharma and academic centers globally
- **Targeted 2024 Launch**

CNI

- Blood test, uses common tumor biology, copy number variation, to identify response to therapy
- **Multiple competitors acquired for over $400M each within last 3 years**
- $100's of millions in clinical revenue today
- Reimbursement for multiple tests in multiple indications
- CNI is built on most widely available NGS platform in the world
- **Targeted 2024 Launch**



Next Steps

ONCOCYTE™
Where Tomorrow LIVES

Recent Accomplishments Slide

- Approx **50% reduction** in operating expense
- **Sold** unprofitable product line: DetermaRx
- **Financial Highlights**
  - $12.4M on hand at end of Q1
  - $13.8M funding in Q2 at market, no warrants
  - Runway well into 2024
  - No debt
- **Pivoted and focused** company strategy
- DetermaIO submission for **reimbursement** in December 2022
- **Clinical Development**
  - Began landmark SWOG study in Triple-Negative Breast Cancer
  - Published colon cancer data in Clinical Cancer Research

Four Quarter Look-Forward

Rapid progress on milestones and market access



Q3
Q4
Q1
Q2
VitaGraft
- Manufacturing
- Pre-market activities
- Commercialization
DETERMA IO
- Kit development
- SWOG Study
DETERMA CNI
- NSCLC Study
- Kit development

2H 2023 Major Milestone Opportunities

Achieve reimbursement coverage for:

VitaGraft Kidney™ Personalized Transplant Monitoring

VitaGraft Liver™ Personalized Transplant Monitoring

DETERMA IO™

- Complete manufacturing conversion of VitaGraft into a kitted product
- Announce a strategic or distribution partner for VitaGraft
- Complete DetermaIO pivotal 862 patient study in triple negative breast cancer
- Commercial launch of VitaGraft Kidney and VitaGraft Liver

Experienced Leadership Team

Pioneering Molecular Diagnostics



JOSH RIGGS
President & Chief Executive Officer



EKKEHARD SCHÜTZ, MD, PHD, FAACC
Chief Science Officer



YUH-MIN (JOHNSON) CHIANG, PHD
Chief Technology Officer

ThermoFisher SCIENTIFIC

Cepheid. A better way.

FOUNDATION MEDICINE

ALVEO TECHNOLOGIES, Inc.

life technologies

GEORG-AUGUST-UNIVERSITÄT GÖTTINGEN

Bethesda group

ONCOCYTE

Oncocyte Investor Summary

3 novel precision diagnostic tests for oncology and transplant, representing a

$10B+

market opportunity

- Differentiated, capital-light commercial model focused on profitability, not just revenue
- Competitive proprietary, patented technologies and published clinical data
- Potential disruption of mature diagnostic markets with strong existing reimbursement, limiting commercial risk
- **First product launch targeted for 2H 2023**
- Multiple additional value creating milestones expected over next four quarters

ONCOCYTE



ONCOCYTE™

Thank You



JOSHUA RIGGS,
PRESIDENT & CEO

JRIGGS@ONCOCYTE.COM